UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On August 23, 2023, Pyxis Oncology, Inc. (the “Company”) filed a Current Report on Form 8-K (as amended by Form 8-K/A filed on October 27, 2023) to report, among other things, the completion of its acquisition of Apexigen, Inc., a Delaware corporation (“Apexigen”) on August 23, 2023, contemplated by that certain Agreement and Plan of Merger, dated as of May 23, 2023 (the “Merger Agreement”), with Apexigen, and Ascent Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Apexigen, with Apexigen surviving as a wholly owned subsidiary of the Company (the “Merger”) on August 23, 2023.

This Current Report on Form 8-K is being filed to update certain unaudited pro forma financial information of the Company for purposes of incorporating such information by reference into one or more registration statements filed or to be filed by the Company.

Item 9.01 Financial Statements and Exhibits.

The Company is filing as Exhibit 99.1 to this Form 8-K the unaudited pro forma condensed combined financial information of the Company and Apexigen for the year ended December 31, 2023, giving effect to the acquisition of Apexigen as if it had occurred on January 1, 2023. The unaudited pro forma condensed combined financial information included as an exhibit to this Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Apexigen would have achieved had the businesses been combined during the period presented in the unaudited pro forma condensed combined financial information and is not intended to project the future results of operations that the combined businesses may achieve after the acquisition was consummated. This Form 8-K does not modify or update the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, nor does it reflect subsequent information or events.

(d) Exhibits
Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information of the Company and Apexigen, Inc. for the year ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pyxis Oncology, Inc.

Date:	March 27, 2024	By:	/s/ Pamela Connealy
Pamela Connealy Chief Financial Officer and Chief Operating Officer